Exhibit 99.1

Ferrellgas Announces Eddystone Settlement, Successfully Strengthens its Financial Certainty for the Future

Liberty, MO., January 17, 2025 (GLOBE NEWSWIRE) – Ferrellgas Partners, L.P. (OTC: FGPR) (“Ferrellgas” or the “Company”) announced today it has executed a settlement agreement with Eddystone Rail Company, LLC (“Eddystone”) to resolve numerous litigations dating back to February 2017. The terms of the agreement require Ferrellgas to pay Eddystone $125.0 million in three structured payments ending on or before January 15, 2026. The first payment of $50.0 million was made on January 15, 2025, and the remaining two payments of $37.5 million will be made on or before June 16, 2025 and January 15, 2026, respectively.

The Company is pleased to report that the settlement resolves the $171.6 million judgment that was entered on June 7, 2024, by the U.S. Court for the Eastern District of Pennsylvania and the related appeals. The settlement will be funded with existing cash and liquidity. The $190 million appeal bond Ferrellgas posted to secure the judgment pending its appeal and the associated letters of credit have been released.

The settlement clears the way for the Company to execute on its capital restructuring plans. As previously reported, the Company has retained Moelis & Company LLC to advise the Company on strategies for effectively addressing its capital structure, including upcoming debt maturities, in a manner that maximizes long-term unitholder value.

“Bringing swift closure to this lawsuit and all other related lawsuits is in the best interests of all of our key stakeholders. We are focused on our future and will continue investing in our infrastructure, growing our market share, and creating opportunities for growth across our strong nationwide network,” Ferrellgas President and Chief Executive Officer Tamria Zertuche said.

For the past four years Ferrellgas has been focused on transformation and positioning itself as the industry leader. With this chapter closed, the company will continue its goal of strengthening and simplifying the great Ferrellgas story for its investors.

Forward-Looking Statements
This press release may contain “forward-looking statements” that are based on management’s current expectations and beliefs and assumptions about future events. The assumptions and estimates underlying forward-looking statements are inherently uncertain and are subject to a wide variety of business and economic uncertainties and competitive risks that could cause actual results to differ materially from those contained in this press release. Accordingly, there can be no assurance that we will achieve the future results we expect or that our actual results will not differ materially from our current expectations. Statements concerning estimates, expectations, and projections about future results, performance, prospects, opportunities, financing, projects, plans, actions, and events, and other statements that are not regarding historical facts, are “forward-looking statements.” You can generally identify forward-looking statements by our use of forward-looking terminology such as “outlook,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. Additional discussion of risk factors that may affect our results is included in our most recent Annual Report on Form 10-K, our subsequently filed Quarterly Reports on Form 10-Q, and our other Securities and Exchange Commission (“SEC”) filings. These and other risks may cause our actual results to differ materially from any potential future results expressed or implied by forward-looking statements. Given these risks and uncertainties, investors and others are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of any new information, future events, or otherwise, except to the extent required by law.

About Ferrellgas
Ferrellgas Partners, L.P., through its operating partnership, Ferrellgas, L.P., and subsidiaries, serves propane customers in all 50 states, the District of Columbia, and Puerto Rico. Its Blue Rhino exchange brand is sold at more than 65,000 locations nationwide. Ferrellgas employees indirectly own 1.1 million common units of the partnership through an employee stock ownership plan. Ferrellgas Partners, L.P. filed a Form 10-K with the Securities and Exchange Commission on September 27, 2024. Investors can request a hard copy of this filing free of charge and obtain more information about the partnership online at www.ferrellgas.com. For more information, follow Ferrellgas on Facebook, X, LinkedIn, and Instagram.

Additional Information
Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts, and the Investor Relations page of our website. We may use these channels to distribute material information about the Company and to communicate important information about corporate initiatives and other matters. Information that we may post on our website could be deemed material. Therefore, we encourage investors, the media, our customers, business partners, and others interested in the Company to review the information posted on our website.

Contact: Communications@Ferrellgas.com